UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

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                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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                             SEPTEMBER 23, 2005
              Date of Report (Date of Earliest Event Reported)

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                   GOLDMAN SACHS HEDGE FUND PARTNERS, LLC
           (Exact name of registrant as specified in its charter)

       DELAWARE                     000-50723                   04-3638229
    (State or other          (Commission File Number)        (I.R.S. Employer
    jurisdiction of                                         Identification No.)
   incorporation or
     organization)

              701 MOUNT LUCAS ROAD                            08540
             PRINCETON, NEW JERSEY                         (Zip Code)
    (Address of principal executive offices)

                                609-497-5500
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  REGULATION FD DISCLOSURE.

     Omar Asali, the current co-portfolio manager of the Global Event Driven Sector, has assumed leadership of the Event Driven team as well as portfolio management responsibility for all Event Driven portfolios. Melanie Owen, the current co-portfolio manager of the Global Relative Value Sector, has assumed leadership of the Relative Value team as well as portfolio management responsibility for all Relative Value portfolios. Terrence O. Jones, former co-portfolio manager of the Global Event Driven team and the Global Relative Value team, will be leaving the Firm to pursue other interests in early 2006. Omar Asali and Melanie Owen will continue to report to Kent A. Clark, the Chief Investment Officer of Goldman Sachs Hedge Fund Strategies LLC.


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



      Date:  September 23, 2005


                               GOLDMAN SACHS HEDGE FUND PARTNERS, LLC
                                 (Registrant)


                               By: Goldman Sachs Hedge Fund Strategies LLC
                                   Managing Member

                                   By:  /s/  George H. Walker
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                                        George H. Walker
                                        Chief Executive Officer